SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                     Amended
                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

                        Date of Report September 14, 2000


                               NOBLE ROMAN'S, INC.
             (Exact name of registrant as specified in its charter)

Indiana                             0-11104                         35-1281154
(State or other                   (Commission                    (IRS Employer
jurisdiction                      File Number)             Identification No.)


                         One Virginia Avenue, Suite 800
                              Indianapolis, Indiana                      46204
                      (Address of principal executive offices)      (Zip Code)

        Registrants telephone number, including area code (317) 634-3377

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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

The Company replaced Rubin, Brown, Gornstein & Company of St. Louis, Missouri, who declined to stand for re-election, as auditors with Larry E. Nunn & Associates, Certified Public Accountants of Columbus, Indiana, on May 3, 2000.

The accountants report on the financial statements for the years 1997 and 1998, nor any subsequent period, contained no adverse opinion, no disclaimer of opinion, nor was it qualified or modified as to any uncertainty.

The change in auditors was unanimously approved by the Board of Directors on April 25, 2000.

Prior to the change in auditors on approximately May 3, 2000 there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure during the last two fiscal years, 1997 and 1998, nor any subsequent period.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

16.1           Letter from former accountants.


                                    Signature

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 14, 2000                    NOBLE ROMAN'S, INC.



                                     By: /s/  Paul W. Mobley
                                         ------------------------------
                                         Paul W. Mobley, Chairman



                                     By: /s/  Dan P. Hutchison
                                         ------------------------------
                                         Dan Hutchison, Chief Financial Officer